SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

       Date of Report (Date of earliest event reported): July 26, 2004
                                                         -------------

                             RESERVENET INCORPORATED
                       ----------------------------------
              (Exact name of registrant as specified in its charter)


               DELAWARE               333-68312             94-3381088
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

   2 Cross Brook Road Livingston, New Jersey 07039         973-992-9140
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        Address of principal executive offices)             (Telephone)


Item 5. Other Events and Regulation FD Disclosure

On July 26, 2004, the Board of Directors and a majority of the shareholders of ReserveNet voted to change the name of the Company to Casino Entertainment Television, Incorporated.

The name change was prompted by a desire to more closely align the name of the Company with that of its business in which it intends to become a media company targeting the Gaming Lifestyle Market ("GLM") and covering gambling entertainment, news and information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASINO ENTERTAINMENT TELEVISION
INCORPORATED
                                         -----------------------
                                         (Registrant)

         Date:  August 2, 2004            /s/Stephen Lasser
                                         -------------------
                                             Stephen Lasser, President, CFO
                                             Chairman of the Board